Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of November 6, 2019)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on February 27, 2019 as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019
Revenue ($000's)
Total GAAP Revenue	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202
Growth %	19%	13%	14%	26%	18%	32%	34%	33%	21%	30%	16%	13%	13%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38
Total Non-GAAP Revenue	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240
Growth %	20%	14%	15%	27%	19%	31%	33%	33%	21%	29%	16%	13%	13%

GAAP On Demand Revenue	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637
Growth %	18%	13%	15%	27%	18%	32%	34%	33%	21%	30%	17%	14%	14%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38
Non-GAAP On Demand Revenue	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675
Growth %	19%	14%	15%	28%	19%	32%	33%	33%	21%	29%	17%	14%	14%

Professional and Other	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565

Expenses ($000's)
Cost of Revenue
GAAP View	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783
Stock-based expense	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(125)
Non-GAAP View	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233
Depreciation	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)
Adjusted EBITDA View	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226

Product Development
GAAP View	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866
Stock-based expense	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(316)
Non-GAAP View	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602
Depreciation	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)
Adjusted EBITDA View	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062

Sales & Marketing
GAAP View	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906
Stock-based expense	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(108)
Asset impairment	-	-	-	-	-	-	-	-	(2,720)	(2,720)	-	-	-
Non-GAAP View	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440
Depreciation	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)
Adjusted EBITDA View	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867

General & Administrative
GAAP View	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249
Stock-based expense	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)
Asset impairment and gain (loss) on disposal of assets	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	(4,952)	(4,952)	-	-	-
Acquisition-related income (expense)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	(135)
Regulatory and legal matters	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	-	(78)	-	(352)	(215)
Non-GAAP View	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387
Depreciation	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)
Other (income) expense	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)
Adjusted EBITDA View	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972

Profitability ($000's)
GAAP Net Income (Loss)	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704
Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157	38
Depreciation, asset impairment, and loss on disposal of assets	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498
Amortization of product technologies and intangible assets	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	4,952	4,952	-	-	-
Gain on change in fair value of equity investment	-	-	-	-	-	-	-	-	-	-	(2,600)	-	-
Acquisition-related expense (income)	1,210	1,354	485	2,508	5,557	1,007	1,168	519	(257)	2,437	29	376	755
Regulatory and legal matters	481	2,228	5,993	2,310	11,012	-	-	78	-	78	-	352	215
Interest expense, net	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791
Income tax (benefit) expense	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171
Organizational realignment	-	-	-	-	-	-	-	-	-	-	-	-	684
Stock-based expense	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498
Adjusted EBITDA	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591
% of Total	27%	26%	26%	24%	26%	24%	22%	22%	22%	22%	22%	22%	21%
Y-O-Y growth	11%	8%	8%	10%	9%	12%	12%	12%	11%	12%	10%	10%	11%

Resident Services	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315
% of Total	42%	42%	43%	42%	42%	40%	41%	44%	43%	42%	43%	43%	45%
Y-O-Y growth	35%	19%	21%	26%	25%	27%	32%	33%	24%	29%	25%	19%	17%

Leasing and Marketing	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761
% of Total	19%	19%	18%	21%	19%	20%	21%	19%	19%	20%	19%	20%	19%
Y-O-Y growth	-4%	-1%	0%	36%	7%	42%	46%	44%	14%	35%	13%	9%	8%

Asset Optimization	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008
% of Total	12%	13%	13%	13%	13%	16%	16%	15%	16%	16%	16%	15%	15%
Y-O-Y growth	39%	47%	46%	66%	50%	78%	61%	59%	42%	59%	12%	12%	15%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536
% of Total	91%	91%	94%	88%	91%	88%	86%	88%	90%	88%	89%	88%	89%
Y-O-Y growth	22%	15%	20%	24%	20%	26%	27%	24%	24%	25%	19%	16%	15%

Transactional	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139
% of Total	9%	9%	6%	12%	9%	12%	14%	12%	10%	12%	11%	12%	11%
Y-O-Y growth	0%	10%	-28%	68%	12%	90%	97%	172%	2%	72%	4%	1%	3%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747	$876,637		$912,060	$942,436	$990,800
Total ACV Growth (QTD)	13%	18%	25%	33%		31%	29%	25%	17%		17%	12%	12%
Organic ACV Growth (QTD)	11%	11%	11%	11%		10%	11%	12%	10%		10%	9%	10%
Unit Trend (000's)
On Demand Units - Ending	11,112	11,485	12,253	13,003		13,173	15,531	16,073	16,219		16,401	16,505	16,779
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%	96.9%		97.1%	97.3%	97.3%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17	$54.05		$55.61	$57.10	$59.05
Top ACV / RPU
Top 100 ACV ($000's)	$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144	$366,111		$370,092	$378,566	$399,613

Top 100 ACV RPU	$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61	$68.24		$68.96	$70.71	$70.38

Top 50 RPU Clients RPU	$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23	$225.31		$230.29	$228.00	$247.16

Headcount
Total Ending RP Headcount	4,778	5,029	5,231	5,462		5,664	5,958	6,149	6,267		6,330	6,539	6,736

Total International Headcount (included above)	2,037	2,140	2,206	2,288		2,454	2,558	2,618	2,686		2,773	2,925	3,110
% International Headcount	43%	43%	42%	42%		43%	43%	43%	43%		44%	45%	46%